UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2016

POSITIVEID CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33297	06-1637809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1690 South Congress Avenue, Suite 201

Delray Beach, Florida 33445

(Address of principal executive offices) (zip code)

(561) 805-8000

(Registrant’s telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) and any related statements of representatives and partners of the Company contain, or may contain, among other things, certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Actual results may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 1.01 Entry into a Material Definitive Agreement.

On April 18, 2016, PositiveID Corporation (the “Company”) closed a Securities Purchase Agreement (“Toledo SPA”) with Toledo Advisors, LLC (“Toledo”), providing for the purchase of two Convertible Redeemable Notes in the aggregate principal amount of $143,000 (the “Toledo Notes”), with the first note being in the amount of $71,500 (“Toledo Note I”) and the second note being in the amount of $71,500 (“Toledo Note II”). Toledo Note I has been funded, with the Company receiving $65,000 of net proceeds (net of original issue discount), and Toledo Note II was initially paid for by the issuance of an offsetting $65,000 secured note issued by Toledo to the Company (“Toledo Secured Note”). The funding of Toledo Note II is subject to certain conditions as described in Toledo Note II. The Toledo Notes bear an interest rate of 10%; are due and payable on April 18, 2017; and may be converted by Toledo at any time after 180 days of the date of closing into shares of Company’s common stock (as determined in the Notes) calculated at the time of conversion. The Toledo Notes are long-term debt obligations that are material to the Company. The Toledo Notes also contain certain representations, warranties, covenants and events of default including if the Company is delinquent in its periodic report filings with the Securities and Exchange Commission, and increases in the amount of the principal and interest rates under the Toledo Notes in the event of such defaults. In the event of default, at the option of Toledo and in Toledo’s sole discretion, Toledo may consider the Toledo Notes immediately due and payable.

On April 19, 2016, PositiveID Corporation (the “Company”) closed a Securities Purchase Agreement (“LG Capital SPA”) with LG Capital Funding, LLC (“LG Capital”), providing for the purchase of two Convertible Redeemable Notes in the aggregate principal amount of $126,000 (the “LG Capital Notes”), with the first note being in the amount of $63,000 (“LG Capital Note I”) and the second note being in the amount of $63,000 (“LG Capital Note II”). LG Capital Note I has been funded, with the Company receiving $60,000 of net proceeds (net of original issue discount), and LG Capital Note II was initially paid for by the issuance of an offsetting $60,000 secured note issued by LG Capital to the Company (“LG Capital Secured Note”). The funding of LG Capital Note II is subject to certain conditions as described in LG Capital Note II. The LG Capital Notes bear an interest rate of 10%; are due and payable on April 19, 2017; and may be converted by LG Capital at any time after 180 days of the date of closing into shares of Company’s common stock (as determined in the Notes) calculated at the time of conversion. The LG Capital Notes are long-term debt obligations that are material to the Company. The LG Capital Notes also contain certain representations, warranties, covenants and events of default including if the Company is delinquent in its periodic report filings with the Securities and Exchange Commission, and increases in the amount of the principal and interest rates under the LG Capital Notes in the event of such defaults. In the event of default, at the option of LG Capital and in LG Capital’s sole discretion, LG Capital may consider the LG Capital Notes immediately due and payable.

The foregoing description of the terms of the Toledo SPA, Toledo Note I, Toledo Note II, Toledo Secured Note, LG Capital SPA, LG Capital Note I, LG Capital Note II, and LG Capital Secured Note do not purport to be complete and are qualified in its entirety by the complete text of the documents attached as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5, Exhibit 10.6, Exhibit 10.7, and Exhibit 10.8 to this Current Report on Form 8-K.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The descriptions in Item 1.01 of the notes issued by the Company that are convertible into the Company’s equity securities at the option of the holder of the notes are incorporated herein. The issuance of the notes set forth herein was made in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act. The Company’s reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipient of the note was an accredited investor.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

10.1	Form of Securities Purchase Agreement, dated April 18, 2016, with Toledo Advisors, LLC
10.2	Form of 10% Convertible Redeemable Note, dated April 18, 2016, with Toledo Advisors, LLC
10.3	Form of 10% Convertible Redeemable Note, dated April 18, 2016, with Toledo Advisors, LLC
10.4	Form of Toledo Advisors, LLC Collateralized Note, dated April 18, 2016, with PositiveID Corporation
10.5	Form of Securities Purchase Agreement, dated April 19, 2016, with LG Capital Funding, LLC
10.6	Form of 10% Convertible Redeemable Note, dated April 19, 2016, with LG Capital Funding, LLC
10.7	Form of 10% Convertible Redeemable Note, dated April 19, 2016, with LG Capital Funding, LLC
10.8	Form of LG Capital Funding, LLC Collateralized Note, dated April 19, 2016, with PositiveID Corporation

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSITIVEID CORPORATION

Date: April 22, 2016	By:	/s/ William J. Caragol
	Name:	William J. Caragol
	Title:	Chief Executive Officer